                                                                 EXHIBIT 10.LXXV

                                 PROMISSORY NOTE

$98,000                                                          October 8, 1998


                  FOR VALUE RECEIVED, PETER D. FISCHBEIN ("Maker"), having an address at 777 Terrace Avenue, Hasbrouck Heights, NJ 07604 hereby promises to pay to the order of VIRAGEN, INC., a Delaware corporation ("Holder"), having an address at 865 SW 78th Ave. Suite 100, Plantation, Florida 33324, the principal sum of Ninety Eight Thousand Dollars ($98,000), together with simple interest there on at the annual rate equal to the greater of (i) 3.5% or (ii) the Mid-Term Applicable Federal Rate (as defined in section 1274 of the Internal Revenue Code of 1986, as amended from time to time, or any successor provision of law) in effect on the date hereof, at the address of Holder set forth above, payable as follows: Interest accrued hereon shall be paid semi-annually on each six-month anniversary of the date of this Note. The entire principal amount of this Note, together with any then accrued and unpaid interest, shall be payable on the fifth (5th) anniversary of the date of this Note (the "Maturity Date").

                  In the event that Holder incurs attorneys' fees and/or costs in connection with the enforcement of this Note, Maker shall pay Holder, immediately upon Holder's demand therefor, the amount of all reasonable attorneys' fees and costs so incurred by Holder.

                  Each of the following shall constitute an event of default under this Note ("Event of Default"):

                  (i) the failure of Maker to pay all sums owing to Holder hereunder on or before the Maturity Date;

                  (ii) the failure of Maker to pay to Holder any installment of interest when due;

                  (iii) the filing of a petition by Maker pursuant to which Maker seeks to avail himself of the protection of any federal or state bankruptcy, insolvency or similar law;

                  (iv) the initiation of any federal or state bankruptcy or insolvency proceeding against Maker; or

                  (v) the making of a general assignment by Maker for benefit of Maker's creditors.

                Upon the occurrence of an Event of Default (other than the Event of Default described in subparagraph (i) , which is inapplicable to the following provision) or in the event of the sale, transfer, further pledging or disposition of any common stock of Holder owned by Maker which secures this Note, unless concurrently with such sale, transfer, further pledge or disposition, Maker prepays a portion of principal necessary to release the stock being sold, transferred, further pledged or disposed of from said security interest, Holder may, in Holder's sole and absolute discretion, accelerate this Note by declaring in a written notice to Maker that the then entire outstanding principal sum hereof, together with all then accrued and unpaid interest hereon, is immediately due and payable. The entire amount accelerated (inclusive of any accrued and unpaid interest) will, commencing the date notice of acceleration is given, bear interest until paid at a rate equal to the lower of (a) 12% per annum and (b) the highest rate then permitted by law (the "Default Rate"). In the event that the Event of Default described in subparagraph (i) occurs, interest shall then accrue at the Default Rate on the aggregate amount of all sums which are then owing to Holder hereunder.

                Maker may prepay this Note, in whole or in part, at any time or from time to time, without premium or penalty; provided, however, that any prepayment will be applied first to pay accrued and unpaid interest and then in reduction of principal, and, provided further, that each partial prepayment of principal shall be at least $9,000 or, if greater than $9,000 a multiple of $9,000.

                 Maker hereby waives presentment, demand, protest, notice of dishonor, notice of nonpayment, notice of protest and diligence in collection. The non-exercise by Holder of any of Holder's rights hereunder in any particular instance shall not constitute a waiver thereof in that or any subsequent instance. Any waiver of any right, term or condition hereby by Holder must be in writing to be valid. Maker has the right to rely on any oral statement purporting to be a waiver.

                This Note shall inure to the benefit of Holder and Holder's successors and assigns. This Note shall be binding upon Maker and Maker's successors and assigns.

                In no contingency or event whatsoever shall the amount paid or agreed to be paid to Holder or deemed advanced for the use, forbearance or detention of any amount advanced hereunder exceed the highest lawful rate permissible under any law which a court of competent jurisdiction may deem applicable hereto, and any such excess shall automatically be credited to the principal amount hereof so that at all times this Note is and remains a lawful instrument.

                Maker shall reimburse Holder the amount of all documentary stamp taxes and similar taxes or fees which are payable by Holder or assessable in respect of this Note.

                This Note shall be governed by Florida law in all respects.

                                                Maker:



                                                -------------------
                                                PETER D. FISCHBEIN

                           PLEDGE AND ESCROW AGREEMENT

        THIS PLEDGE AND ESCROW AGREEMENT (the "Agreement") made and entered into as of this 8th day of October, 1998 by and among Peter D. Fischbein (hereinafter referred to as "Pledgor"), VIRAGEN, INC., a Delaware corporation (hereinafter referred to as "Pledgee") and ATLAS, PEARLMAN, TROP & BORKSON, P.A. (hereinafter referred to as "Escrow Agent").

                              W I T N E S S E T H:

        WHEREAS, Peter D. Fischbein (the Pledgor referred to in this Agreement) is a Director of Viragen, Inc. (the Pledgor referred to in this Agreement).

        WHEREAS, for services rendered as a Director, Pledgor was afforded the right to acquire 200,000 shares of Common Stock of the Pledgee at $.50 per for an aggregate purchase price of $100,000, which was paid in part through the rendering of services by Pledgor, which services Pledgor and Pledgee have acknowledged is at least equivalent to the par value of the Common Stock;

        WHEREAS, the Pledgor has executed a five-year promissory note in the principal amount of $98,000 (the "Note") in favor of Pledgee for the balance of the purchase price payable in respect to the acquisition of the 200,000 shares of Common Stock of the Pledgee, a copy of which is attached hereto as Exhibit B;

        WHEREAS, to secure the payment of the Note, Pledgor has agreed to grant Pledgee a security interest in all 200,000 shares of the Common Stock of the Pledgee (the "Pledged Shares"); and

        WHEREAS, the Pledgor and the Pledgee have requested the Escrow Agent to act as escrow agent for the Pledged shares in accordance with the terms of this Agreement;

        NOW, THEREFORE, in consideration of the premises, covenants and agreements hereinafter set forth, the parties mutually agree as follows:

        1. SECURITY INTEREST. Pledgor hereby grants to Pledgee a first lien security interest, superior to all other liens and encumbrances, in and to the Pledged Shares. Copies of stock powers representing the Pledged Shares, endorsed in blank, and copies of the certificates representing the Pledged Shares, are attached hereto as Exhibit "C". The Pledged Shares and stock powers shall be held by Escrow Agent as collateral for the indebtedness owed by the Pledgor to Pledgee pursuant to the Note.

         2. REPRESENTATIONS, WARRANTIES AND COVENANTS. Pledgor hereby represents, warrants and covenants that, except for the security interest granted hereunder, and except that the Pledged Shares are partially paid shares subject to assessment for the balance of the purchase price as represented by the principal amount of the Note, Pledgor is the legal and equitable owner of the Pledged Shares and holds same free and clear of all liens, charges, encumbrances and security interest of every kind and nature, and that Pledgor will make no assignment, pledge, mortgage, hypothecation or transfer of the Pledged Shares; that Pledgor has good right and legal authority to pledge the Pledged Shares in the manner hereby done or contemplated and will defend Pledgor's title to the Pledged Shares against the claim of all persons whomsoever; that no consent or approval of any governmental body or regulatory authority, or of any securities exchange, is necessary to the validity of the pledge effected hereby, except for any consents or approvals which have been obtained; that the pledge of the Pledged Shares is effective to vest in Pledgee the rights of the Pledgor in the Pledged Shares set forth herein; and that the Pledged Shares have been duly and validly authorized.

           3. RIGHT TO VOTE . Except as otherwise provided herein, during the term of this Agreement and so long as Pledgor is not in default in the performance of any of the terms of this Agreement or in the payment of principal or interest under the Note, the Pledgor shall be entitled to all rights of ownership, including, but not limited to, the right to vote the Pledged Shares on all corporate questions.

           4. ADJUSTMENTS. In the event that, during the term of this Agreement, any stock dividend shall be declared on or with respect to any of the Pledged Shares, or there is a reclassification, readjustment, merger, consolidation, stock split or any other change is made in the capital structure of the Pledgee which has issued the Pledged Shares or any successor thereto, all new, substituted and additional shares or other securities issued by reason of such a change shall be delivered and held by Escrow Agent under the terms of this Agreement in the same manner as the Pledged Shares.

           5. DEFAULT. In the event of default by the Pledgor under the Note, in addition to any right or remedy which it may have hereunder, the Pledgee shall have all of the rights and remedies of a secured party under Article 9 of the Uniform Commercial Code as it is now or hereafter in effect in the State of Florida, including without limitation the right to retain or to sell or otherwise dispose of all or any portion of the Pledged Shares. Upon the occurrence of a default under the Note, the Pledgee shall, in its sole discretion, have the right to cancel the Pledged Shares or to offer for sale, and to sell, all or any of the Pledged Shares at any private or public sale; provided, however, that the Pledgee shall give to the Pledgor at least ten
  (10) business days notice of the time, date and place of any such private or public sale, which provisions for notice, the Pledgor hereby expressly agrees is commercially reasonable. Furthermore, the Pledgor hereby expressly agrees that the Pledgee may (i) sell all or any portion of the Pledged Shares at any private or public sale for cash, upon credit, or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its sole discretion shall deem appropriate, (ii) bid on and purchase the Pledged Shares at any private or public sale, and (iii) hold any of the Pledged Shares purchased by the Pledgee at any private or public sale in its own right, free and clear of any and all claims of the Pledgor. The Pledgee may from time to time, upon such default, sell all or any part of the Pledged Shares. The Pledgor hereby appoints Pledgee as its attorney-in-fact to execute such documents and take such action as may be necessary to accomplish the provisions of this Agreement, including, without limiting the generality of the foregoing, the right to ask for, demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to or in connection with any of the Pledged Shares, to endorse checks, drafts, orders and other instruments for the payment of money representing any interest or dividend or other distribution with respect to or in connection with the Pledged Shares or any part thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto and to sell, assign, endorse, pledge, transfer and make any agreement respecting same, or otherwise deal with the same. Such appointment is irrevocable and coupled with an interest. Unless Pledgee retains the Pledged Shares in full satisfaction of Pledgor's obligations under the Note as provided herein, Pledgee shall apply the proceeds of disposition of the Pledge Shares in the manner provided by Florida law. In lieu of any such sale, Pledgee may retain the Pledged Shares in full satisfaction of Pledgor's obligations under the Note.

6. ESCROW. Pledgor shall deposit with Escrow Agent the Pledged Shares, along with the aforesaid stock powers (all of which items shall hereinafter be referred to as the "Pledged Documents" including all stock assignments), to be held in escrow for future delivery as follows:

         a. Escrow Agent shall deliver the Pledged Documents to Pledgee within ten (10) business days after receiving an affidavit signed by Pledgee stating that:

                  (i) Pledgor is in default under the Note and all periods of time within which to cure such default have expired;

                  (ii) Pledgee is accelerating the entire unpaid balance due under the Note; and

                  (iii) Pledgee demands delivery of the Pledged Documents.

Pledgee shall simultaneously furnish Pledgor with a copy of such affidavit. If Escrow Agent has not received any protest or objection from Pledgor within ten
(10) business days of receipt of such affidavit, the Pledged Documents shall be delivered to the Pledgee. Upon such delivery of the Pledged Documents, Escrow Agent's duties hereunder shall terminate.

         b. In the event Escrow Agent has received written instructions signed by both Pledgor and Pledgee notifying Escrow Agent of a sale of a portion of the Pledged Shares pursuant to the Employment Agreement, Escrow Agent may release a portion or all of the Pledged Shares, as provided in such written instructions, and if Escrow Agent is designated to be the recipient of the proceeds from the sale of all or a portion of the Pledged Shares, them Escrow Agent shall deliver any such proceeds received in accordance with such written instructions.

         c. In the event Escrow Agent has not delivered the Pledged documents pursuant to subparagraph a. above, then Escrow Agent shall deliver the Pledged Documents to Pledgor within ten (10) business days after receipt of the original of the Note marked "paid in full", accompanied by instructions from Pledgor indicating that the Note has been paid in full and the Pledged documents shall be delivered to Pledgor at the address specified therein. Upon such delivery of the Pledged Documents. Escrow Agent's duties hereunder shall terminate. Pledgee agrees to deliver the Note to Pledgor marked "paid in full", immediately upon satisfaction thereof.

         7. DISPUTE. It is specifically understood and agreed that should any dispute arise between the parties hereto concerning this Agreement or its construction, or for any other reason, the Escrow Agent in its sole discretion, shall have the right to deposit the Pledged Documents held by it pursuant to this Escrow Agreement and any documents relating thereto that may have been delivered to the Escrow Agent, with the Clerk of the Circuit Court of Broward County, Florida, and notify all parties concerned, and whereupon, all liability hereunder on the part of the Escrow Agent shall fully cease except to the extent of accounting for the Pledged Documents and any other documents that may have been delivered to it.

         8. INTERPLEADER. In the event the Escrow Agent places the Pledged Documents that have actually been delivered to Escrow Agent in the registry of the Circuit Court in and for Broward County, Florida, and files an action of interpleader naming Pledgor and Pledgee, and other necessary parties, Escrow Agent shall be released and relieved from any and all further obligations and liabilities hereunder or in connection herewith. Pledgor and Pledgee hereby, jointly and severally, indemnify and hold Escrow Agent harmless from any damages or losses arising hereunder or in connection herewith, including, but not limited to, all costs and expenses incurred by Escrow Agent in connection with the filing of such action and reasonable attorney's fees and costs for Escrow Agent's attorneys through and including all appeals.

         9. NATURE OF ESCROW AGENTS DUTIES. It is agreed that the duties of Escrow Agent are only such as are herein specifically provided and are purely ministerial in nature. Hence, Escrow Agent shall not be held liable for any matter or thing except for Escrow Agent's gross negligence or willful misconduct. Pledgor and Pledgee shall at all times hereafter, jointly and severally indemnify Escrow Agent and hold Escrow Agent harmless from any claim asserted against it and from any damages, costs, expenses, liability and/or losses sustained by Escrow Agent (except for Escrow Agent's gross negligence or willful misconduct) , including, but not limited to, reasonable attorneys' fees and costs for Escrow Agent's attorneys through and including all appeals and whether or not litigation is instituted. The obligations and duties of the Escrow Agent are confined to those specifically enumerated in this Agreement. The Escrow Agent shall not be subject to nor be under any obligation to ascertain or construe the terms and conditions of any instrument whether or not now or hereafter deposited with or delivered to the Escrow Agent or referred to in this Agreement. Nor shall the Escrow Agent be obliged to inquire as to the form, execution and sufficiency or validity or any instruments, or to inquire as to the identity, authority or rights of any person executing or delivering the same.

         10. RETENTION OF LEGAL COUNSEL. It is agreed that Escrow Agent shall have full discretion as to whom it may retain as legal counsel to protect its interests (including retaining itself as a law firm) and same shall not affect or in any way prejudice or limit Escrow Agent's entitlement to reasonable attorneys' fees for the services of such attorneys as set forth in this Escrow Agreement.

         11. VENUE. It is recognized that this Escrow Agreement shall be deemed to have been entered into by the parties hereto in Broward County, Florida, and that the property which is the subject of this Escrow Agreement is located in Broward County,

Florida. Therefore, it is agreed that venue with respect to any matter arising herefrom shall only lie in Broward County, Florida, except to the extent, and only to the extent, that this provision with respect to venue is deemed in contravention of any applicable law.

         12. AMBIGUITY, CONFLICTING INSTRUCTIONS. In the event the Escrow Agent shall be uncertain as to its duties or rights hereunder or shall receive instructions, claims or demands from any of the parties hereto or from third persons with respect to the Pledged documents held hereunder, which in its sole opinion, are in conflict with any provision of this Agreement, it shall be entitled to refrain from taking any action until it shall be directed otherwise in writing by all the parties hereto and said third persons, if any, or by a final order or judgment of a court of competent jurisdiction.

         13. NOTICES. Notices and deliveries under this Agreement shall be given or made by certified mail, return receipt requested, as follows:

PLEDGOR:

PETER D. FISCHBEIN
430 East 86th Street, Apt. 10-A
New York, NY  10028

PLEDGEE:

VIRAGEN, INC.
865 SW 78th Avenue, Suite 100
Plantation, FL 33324

ESCROW AGENT:

ATLAS, PEARLMAN, TROP & BORKSON, P.A.
New River Center, Suite 1900
200 East Las Olas Boulevard
Ft. Lauderdale, Florida 33301

or such other address as any of the above-mentioned parties shall have designated in writing to the other parties.

         14. TERMINATION. All parties agree that the services of the Escrow Agent may be terminated be the Escrow Agent or by the joinder of both Pledgee and Pledgor upon thirty (30) days written notice to the other. In the event of such termination, the Pledgee and Pledgor shall mutually agree to a Successor Escrow Agent. Failing such mutual agreement, application shall be made to the appropriate court of Broward County, Florida, for the appointment of a Successor Escrow Agent. Upon such appointment, the Escrow Agent shall deliver all escrow documents to said Successor for continuation of the escrow in accordance with the terms of this Agreement.

         15. MISCELLANEOUS.

                  a. BENEFIT OF AGREEMENT. This Agreement shall be binding upon the parties hereto and their heirs, successors, assigns and personal or legal representatives.

                  b. MODIFICATION. The Escrow Agent shall not be bound by any modification, cancellation or rescission of this Agreement unless in writing and signed by the parties hereto. In no event, however, shall any modification of this agreement, which shall affect the rights or duties of the Escrow Agent, be binding upon Escrow Agent unless it shall have given its prior written consent.

                  c. ATTORNEYS' FEES. In the event Pledgor or Pledgee shall seek to enforce this Agreement, whether or not through litigation, the prevailing party shall be entitled to receive reasonable attorneys fees and all costs incurred in connection with such enforcement, including fees and costs of appeal.

                  d. FURTHER COOPERATION. From and after the date of this Agreement, each of the parties hereto agrees to execute whatever additional documentation or instruments as are necessary to carry out the intent and purposes of this Agreement.

                  e. WAIVER. No indulgences extended by any party hereto or any other party shall be construed as a waiver of any breach on the part of such other party, nor shall any waiver of one breach be construed as a waiver of any rights or remedies with respect to any subsequent breach.

                  f. CONSTRUCTION. It is the intention of the parties that the laws of the State of Florida shall govern the validity of this Agreement, the construction of its terms, and the interpretation of the rights and duties of the parties. The parties agree and acknowledge that each party has reviewed and revised this Agreement and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting parties shall not be employed in the interpretation of this Agreement or any amendment or exhibits thereto.

                  g. TRUTH OF RECITALS. The recitals and statements contained on page 1 of this Agreement are true and correct and are hereby incorporated relating thereto.

                  h. SEVERABILITY. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof and this Agreement shall be construed in all respects as if such invalid or unenforceable provision was omitted.

                  i. GENDER. Wherever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine or neuter gender; all singular words shall include the plural and all plural shall include the singular.

                  j. HEADINGS. The headings used in this Agreement are used for reference purposes only and are not to be deemed controlling with respect to the contents thereof.

                  k. COUNTERPARTS. This agreement may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original.

                  l. INCORPORATION BY REFERENCE. The Exhibits referred to in this Agreement are hereby incorporated into this Agreement by reference.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first above written.

PLEDGOR:


----------------------------
PETER D. FISCHBEIN


PLEDGEE:


VIRAGEN, INC.


By:
   -------------------------
   DENNIS W. HEALEY,
   EXECUTIVE VICE PRESIDENT


ESCROW AGENT:
ATLAS, PEARLMAN, TROP &
BORKSON, P.A.



By:
   -------------------------
   Authorized Person

                                                                       EXHIBIT C

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED PETER D. FISCHBEIN hereby sells, assigns and transfers unto Two Hundred Thousand Shares of Common Stock of Viragen, Inc. standing in his name on the books of said corporation represented by Certificate No.______ herewith and to hereby irrevocably constitute and appoint ATLAS, PEARLMAN, TROP & BORKSON, P.A. attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.





Date:  October 8, 1998                 Signature:
                                                  ----------------------
                                                  Peter D. Fischbein



In Presence of:

Date: October 8, 1998                  Signature:
                                                  ----------------------
                                                  Dennis W. Healey

(1) (1) The shares subject to this stock power have been pledged to Atlas, Pearlman, Trop & Borkson, P.A. pursuant to that certain Security Agreement made as of June 21, 1994 between Peter D. Fischbein and Atlas, Pearlman, Trop & Borkson, P.A.

                                  ATTACHMENT A
                                  ------------

                               NOTICE OF EXERCISE

The undersigned hereby irrevocably elects to exercise the within Option granted October 6, 1995 to the extent of purchasing 200,000 shares of Common Stock of Viragen, Inc., a Delaware corporation, and hereby makes payment through the issuance of a Note payable to Viragen, Inc. of $98,000 in payment therefor.



                                                ------------------------
                                                Peter D. Fischbein



                                                October 8, 1998



                       INSTRUCTIONS FOR ISSUANCE OF STOCK




Name:    Peter D. Fischbein

Address:  430 East 86th Street, Apt. 10-A
                 New York, NY  10028

Social Security Number: ###-##-####